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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        August 26, 2003 (August 28, 2003)

                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                        88-0408274
            ------                                        ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                     0-27035
                                     -------
                            (Commission File Number)

6370 Nancy Ridge Drive, Suite 112, San Diego, California             92121
--------------------------------------------------------             -----
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (858) 657-0287
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 26, 2003, we reached an agreement with Mr. John J.
Hagenbuch to extend the maturity dates of two promissory notes that we issued to a trust affiliated with Mr. Hagenbuch. Prior to the issuance of the warrants described below, Mr. Hagenbuch beneficially owned approximately 8.1% of our shares.

         The first note, dated April 11, 2003, evidenced a loan in the principal amount of $300,000. Its maturity date of August 9, 2003 was extended to December 7, 2003. The second note, dated May 12, 2003, evidenced a loan in the principal amount of $200,000. Its maturity date of September 9, 2003, was extended to January 8, 2004. Both loans will continue to bear interest at an annual rate of 4.25% until maturity.

         As consideration for the note extensions, we issued to the trust two ten-year warrants to purchase an aggregate of 100,000 shares of our common stock at an exercise price of $0.50 per share. As a result of the warrant grants, Mr. Hagenbuch is now the beneficial owner of approximately 8.3% of our shares.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
         None

(b)      PRO FORMA FINANCIAL INFORMATION.
         None

(c)      EXHIBITS.

         10.1 Amendment to 120 Day Note, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.

         10.2 Warrant Agreement, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.

         10.3 Amendment to 120 Day Note, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.

         10.4 Warrant Agreement, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MICROISLET, INC.

Date: August 28, 2003                 By: /s/ Hartoun Hartounian
                                          --------------------------------------
                                          Hartoun Hartounian
                                          President and Chief Operating Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

10.1 Amendment to 120 Day Note, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.

10.2 Warrant Agreement, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.

10.3 Amendment to 120 Day Note, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.

10.4 Warrant Agreement, dated August 26, 2003 between the Registrant and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995.